UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-23221

FS Credit Income Fund
(Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip code)

Michael C. Forman
FS Credit Income Fund
201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150
Date of fiscal year end: October 31
Date of reporting period: April 30, 2018

Item 1.   Reports to Stockholders.
The semi-annual report (“Semi-Annual Report”) of FS Credit Income Fund (the “Fund”) for the semi-annual period ended April 30, 2018 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (“1940 Act”), is as follows:

FS Credit Income Fund
2018
Semi-Annual Report

FS Credit Income Fund
PORTFOLIO REVIEW
The following tables summarize the portfolio composition, industry classification and top 10 holdings of our investment portfolio as of April 30, 2018 (unaudited):
Portfolio composition (by fair value)
Senior Secured Loans—First Lien	6%
Senior Secured Loans—Second Lien	5%
Senior Secured Bonds	23%
Unsecured Bonds	32%
CLO/Structured Credit	24%
Emerging Markets Debt	10%
100%
Top 10 Holdings (by fair value)
Oi S.A.	4%
Provincia de la Rioja	4%
Sterling Entertainment Enterprises, LLC	4%
Aruba Investments, Inc.	4%
ALESCO Preferred Funding Ltd.	3%
Avon International Operations, Inc.	3%
HCA, Inc.	3%
Teekay Shuttle Tankers LLC	3%
Urban One, Inc.	3%
Coronado Coal LLC	2%
Industry classification (by fair value)
USD CLO	11%
Media Entertainment	9%
Chemicals	9%
EUR CLO	7%
USD CDO	6%
Local Authority	5%
Transportation	5%
Oil & Gas	5%
Oil & Gas Services	4%
Wirelines	4%
Healthcare-Services	4%
Telecommunications	3%
Household Products	3%
Metals and Mining	3%
Internet	2%
Healthcare	2%
Retail	2%
Pipelines	2%
Coal	2%
Insurance	1%
Other Industrial	1%
Pharmaceuticals	1%
Distribution/Wholesale	1%
Electric	1%
Independent Oil & Gas	1%
Holding Companies-Diversified	1%
Healthcare-Products	1%
Life Insurance	1%
Municipal	1%
Retailers	1%
Engineering & Construction	1%
Mining	<1%
Short-Term Investments	<1%
100%

FS Credit Income Fund
OFFICERS AND BOARD OF TRUSTEES
Officers

MICHAEL C. FORMAN
Chairman, Chief Executive Officer & President

EDWARD T. GALLIVAN, JR.
Chief Financial Officer

ZACHARY KLEHR
Executive Vice President

STEPHEN S. SYPHERD
Vice President, Treasurer & Secretary

JAMES F. VOLK
Chief Compliance Officer	Board of Trustees

MICHAEL C. FORMAN
Chairman, Chief Executive Officer & President

STEVEN SHAPIRO
Trustee
Partner and Executive Committee Member,
GoldenTree Asset Management

HOLLY E. FLANAGAN
Trustee
Managing Director, Gabriel Investments

BRIAN R. FORD
Trustee
Retired Partner, Ernst & Young LLP

JOSEPH P. UJOBAI
Trustee
Executive Vice President,
SEI Investments Company

FS Credit Income Fund
Semi-Annual Report for the Six Months Ended April 30, 2018

FS Credit Income Fund
Unaudited Schedule of Investments
As of April 30, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—6.8%
California Resources Corp., L + 475, 1.00% Floor, 12/31/2022	(d)	Independent Oil & Gas	$208	$204	$214
Coronado Coal LLC, L + 650, 1.00% Floor, 3/14/2025	(d)	Metals and Mining	452	438	453
Coronado Coal LLC, L + 650, 1.00% Floor, 3/21/2025	(d)	Metals and Mining	123	119	123
Genworth Financial, Inc., L + 450, 1.00% Floor, 2/22/2023	(d)	Life Insurance	190	189	194
Jo-Ann Stores, Inc., L + 500, 1.00% Floor, 10/20/2023	(d)	Retailers	38	35	38
Neiman Marcus Group Ltd LLC, L + 325, 1.00% Floor, 10/25/2020	(d)(e)	Retailers	115	101	101
Red Ventures, LLC, L + 400, 1.00% Floor, 11/8/2024	(d)	Media Entertainment	318	317	323
Total Senior Secured Loans—First Lien				1,403	1,446
Senior Secured Loans—Second Lien—5.0%
Ardent Legacy Acquisitions, Inc., L + 550, 1.00% Floor, 2/28/2023	(d)	Healthcare	430	424	438
DG Investment Intermediate Holdings 2, Inc., L + 675, 1.00% Floor, 2/2/2026	(d)	Other Industrial	290	288	294
UTEX Industries Inc., L + 725, 1.00% Floor, 5/22/2022	(d)(e)	Chemicals	340	331	331
Total Senior Secured Loans—Second Lien				1,043	1,063
Senior Secured Bonds—24.6%
ABG Orphan Holdco Sarl, 14.0%, 2/28/2021	(f)	Engineering & Construction	109	110	118
Ambac LSNI LLC, 6.8%, 2/12/2023	(f)(g)	Insurance	295	297	299
Avon International Operations, Inc., 7.9%, 8/15/2022	(f)(g)	Household Products	600	600	613
Chembulk Holding LLC, 8.0%, 2/2/2023	(f)	Transportation	200	200	201
CSI Compressco LP/CSI Compressco Finance, Inc., 7.5%, 4/1/2025	(f)(g)	Oil & Gas Services	431	431	434
Denbury Resources, Inc., 9.3%, 3/31/2022	(f)(g)	Oil & Gas	280	257	292
Drax Finco Plc, 6.6%, 11/1/2025	(f)(g)	Electric	235	235	238
Eagle Bulk Shipco LLC, 8.3%, 11/28/2022	(f)	Transportation	346	343	355
HCA, Inc., 6.5%, 2/15/2020	(f)	Healthcare-Services	575	610	602
Hexion, Inc., 10.4%, 2/1/2022	(f)(g)	Chemicals	180	170	175
Hexion, Inc., 6.6%, 4/15/2020	(f)	Chemicals	265	242	249
Hot Topic, Inc., 9.3%, 6/15/2021	(f)(g)	Retail	439	406	432
Solocal Group, 8.0%, 3/15/2022	(f)	Internet	€368	430	447
See notes to unaudited financial statements.

FS Credit Income Fund
Unaudited Schedule of Investments (continued)
As of April 30, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Urban One, Inc., 7.4%, 4/15/2022	(f)(g)	Media Entertainment	$600	$601	$595
Welltec A/S, 9.5%, 12/1/2022	(f)(g)	Oil & Gas Services	135	134	138
Total Senior Secured Bonds				5,066	5,188
Unsecured Bonds—34.5%
American Tire Distributors, Inc., 10.3%, 3/1/2022	(f)(g)	Distribution/Wholesale	522	539	278
Aruba Investments, Inc., 8.8%, 2/15/2023	(f)(g)	Chemicals	775	795	811
Avantor, Inc., 9.0%, 10/1/2025	(f)(g)	Healthcare-Products	126	127	128
Consolidated Energy Finance SA, 6.8%, 10/15/2019	(f)(g)	Chemicals	550	558	560
Diamondback Energy, Inc., 4.8%, 11/1/2024	(f)	Oil & Gas	29	29	29
Diamondback Energy, Inc., 5.4%, 5/31/2025	(f)(g)	Oil & Gas	99	103	100
Frontier Communications Corp., 9.0%, 8/15/2031	(f)	Telecommunications	215	162	133
Frontier North, Inc., 6.7%, 2/15/2028	(f)	Telecommunications	460	398	421
HRG Group, Inc., 7.8%, 1/15/2022	(f)	Holding Companies- Diversified	204	212	210
Liberty Interactive LLC, 4.0%, 11/15/2029	(f)	Media Entertainment	577	404	389
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.6%, 10/15/2023	(f)(g)	Healthcare-Products	102	85	81
McDermott Escrow 1, Inc./McDermott Escrow 2, Inc., 10.6%, 5/1/2024	(f)(g)	Oil & Gas Services	118	112	119
Natural Resource Partners LP/NRP Finance Corp., 10.5%, 3/15/2022	(f)	Coal	315	334	339
Parsley Energy LLC/Parsley Finance Corp., 5.4%, 1/15/2025	(f)(g)	Oil & Gas	100	102	101
Parsley Energy LLC/Parsley Finance Corp., 5.3%, 8/15/2025	(f)(g)	Oil & Gas	150	152	150
Parsley Energy LLC/Parsley Finance Corp., 5.6%, 10/15/2027	(f)(g)	Oil & Gas	85	88	86
Polaris Intermediate Corp., 8.5%, 12/1/2022	(f)(g)	Healthcare-Services	226	228	230
Puerto Rico Commonwealth Aqueduct & Sewer Auth., 6.0%, 7/1/2038		Municipal	195	115	159
RSP Permian, Inc., 5.3%, 1/15/2025	(f)	Oil & Gas	134	140	138
SemGroup Corp./Rose Rock Finance Corp., 5.6%, 11/15/2023	(f)	Pipelines	405	397	382
Shelf Drill Holdings Ltd., 8.3%, 2/15/2025	(f)(g)	Oil & Gas	180	180	183
Sprint Capital Corp., 8.8%, 3/15/2032	(f)	Telecommunications	121	128	139
See notes to unaudited financial statements.

FS Credit Income Fund
Unaudited Schedule of Investments (continued)
As of April 30, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Sprint Communications, Inc., 6.0%, 11/15/2022	(f)	Telecommunications	$70	$73	$72
Sterling Entertainment Enterprises, LLC, 10.3%, 1/15/2025		Media Entertainment	813	801	821
Teck Resources Ltd., 5.4%, 2/1/2043	(f)	Mining	30	30	29
Teekay Shuttle Tankers LLC, 7.1%, 8/15/2022	(f)	Transportation	600	608	595
Vizient Inc., 10.4%, 3/1/2024	(f)(g)	Pharmaceuticals	260	293	288
Weatherford International LLC, 6.8%, 6/15/2037	(f)	Oil & Gas Services	219	195	170
Weatherford International Ltd., 8.3%, 6/15/2023	(f)	Oil & Gas Services	149	150	141
Total Unsecured Bonds				7,538	7,282
CLO/Structured Credit—25.9%
ALESCO Preferred Funding XIV Ltd., 2.7%, 9/23/2037	(g)	USD CDO	919	669	701
Battalion CLO V Ltd., 5.9%, 4/17/2026	(g)	USD CLO	465	467	467
Cairn CLO IV B.V., 5.7%, 1/30/2028		EUR CLO	€200	231	239
Grosvenor Place CLO 2015-1 B.V., 1.6%, 10/30/2029		EUR CLO	100	123	119
Grosvenor Place CLO 2015-1 B.V., 5.4%, 10/30/2029		EUR CLO	100	121	119
Harvest CLO X DAC, 4.7%, 11/15/2028		EUR CLO	220	261	265
Kingsland IX Ltd., 5.5%, 4/28/2031	(g)	USD CLO	$200	198	198
Kingsland IX Ltd., 4.7%, 4/28/2031	(g)	USD CLO	200	200	200
Kingsland IX Ltd., 4.2%, 4/28/2031	(g)	USD CLO	200	200	200
Neuberger Berman CLO XX Ltd., 4.7%, 1/15/2028	(g)	USD CLO	250	250	249
OCP CLO 2015-10 Ltd., 5.0%, 10/26/2027	(g)	USD CLO	250	250	248
OCP CLO 2015-8 Ltd., 4.2%, 4/17/2027	(g)	USD CLO	250	250	250
OCP CLO 2017-14 Ltd., 3.5%, 11/20/2030	(g)	USD CLO	250	250	251
Orwell Park CLO Designated Activity Co., 4.5%, 7/18/2029		EUR CLO	€200	236	242
Preferred Term Securities XX Ltd./Preferred Term Securities XX, Inc., 2.6%, 3/22/2038	(g)	USD CDO	$437	332	354
Preferred Term Securities XXIV Ltd./Preferred Term Securities XXIV, Inc., 2.5%, 3/22/2037	(g)	USD CDO	443	332	359
RR 4 Ltd., 1.0%, 4/15/2031	(e)(g)	USD CLO	250	250	250
Tikehau CLO B.V., 4.6%, 8/4/2028		EUR CLO	€170	198	203
See notes to unaudited financial statements.

FS Credit Income Fund
Unaudited Schedule of Investments (continued)
As of April 30, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Tikehau CLO B.V., 2.4%, 8/4/2028		EUR CLO	€165	$193	$197
Tymon Park CLO Ltd., 4.6%, 1/21/2029		EUR CLO	100	121	119
VOYA CLO Ltd., 4.7%, 1/18/2029	(g)	USD CLO	$250	250	246
Total CLO/Structured Credit				5,382	5,476
Emerging Markets Debt—10.4%
Oi S.A., 9.75%, 9/15/2049	(h)	Wirelines	R$7,215	800	981
Provincia de Entre Rios Argentina, 8.75%, 2/8/2025	(f)(g)	Local Authority	$380	401	383
Provincia de la Rioja, 9.75%, 2/24/2025	(f)(g)	Local Authority	800	877	828
Total Emerging Markets Debt				2,078	2,192

Portfolio Company(a)	Footnotes	Yield	Number of Shares	Cost	Fair Value(c)
Short-Term Investments—0.4%
State Street Institutional Treasury Plus Money Market Fund – Institutional Class	(i)	1.56%	75,707	76	76
Total Short-Term Investments				76	76
TOTAL INVESTMENTS—107.6%				$22,586	22,723

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Investments Sold Short—(0.9)%
U.S. Treasury Note, 2.375%, 5/15/2027	(j)	Sovereign	$(195)	$(194)	(186)
TOTAL INVESTMENTS SOLD SHORT				$(194)	(186)
Liabilities in Excess of Other Assets—(6.7)%	(k)				(1,421)
Net Assets—100.0%					$21,116

See notes to unaudited financial statements.

FS Credit Income Fund
Unaudited Schedule of Investments (continued)
As of April 30, 2018
(in thousands, except share amounts)

Forward Foreign Currency Exchange Contracts
Counterparty	Contract Settlement Date	Currency to be Received	Value	Currency to be Delivered	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank	6/20/2018	USD	75	BRL	265	$6
JPMorgan Chase Bank	6/20/2018	USD	91	BRL	322	7
JPMorgan Chase Bank	6/20/2018	USD	12	BRL	43	1
JPMorgan Chase Bank	6/20/2018	USD	10	BRL	36	1
JPMorgan Chase Bank	6/20/2018	BRL	48	USD	14	(1)
JPMorgan Chase Bank	6/20/2018	BRL	40	USD	11	(1)
JPMorgan Chase Bank	6/20/2018	USD	29	BRL	101	2
JPMorgan Chase Bank	6/20/2018	USD	35	BRL	122	2
JPMorgan Chase Bank	6/20/2018	USD	10	BRL	35	1
JPMorgan Chase Bank	6/20/2018	USD	8	BRL	29	1
BNP Paribas Securities Co.	6/20/2018	USD	1,153	EUR	951	(11)
BNP Paribas Securities Co.	6/20/2018	USD	1,092	EUR	901	(11)
BNP Paribas Securities Co.	6/20/2018	USD	302	EUR	249	(3)
BNP Paribas Securities Co.	6/20/2018	EUR	369	USD	447	6
BNP Paribas Securities Co.	6/20/2018	USD	74	EUR	61	(1)
BNP Paribas Securities Co.	6/20/2018	EUR	198	USD	240	4
BNP Paribas Securities Co.	6/20/2018	USD	155	EUR	128	(1)
JPMorgan Chase Bank	6/20/2018	EUR	1,205	USD	1,461	(4)
JPMorgan Chase Bank	6/20/2018	EUR	345	USD	418	(1)
JPMorgan Chase Bank	6/20/2018	USD	124	EUR	102	2
JPMorgan Chase Bank	6/20/2018	EUR	126	USD	153	(5)
JPMorgan Chase Bank	6/20/2018	USD	122	EUR	101	3
BNP Paribas Securities Co.	6/20/2018	USD	258	GBP	187	(4)
BNP Paribas Securities Co.	6/20/2018	GBP	43	USD	59	1
JPMorgan Chase Bank	6/20/2018	GBP	139	USD	192	(7)
JPMorgan Chase Bank	6/20/2018	GBP	5	USD	7	—
						$(13)

Cross-Currency Basis Swaps
Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received)	Value ($)	Net Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank N.A. New York	3 Month EURIBOR plus a spread of (0.3375%)	3 Month USD LIBOR	EUR 347	1/16/2023	Quarterly	$—	$(417)	$—
JPMorgan Chase Bank N.A. New York	3 Month EURIBOR plus a spread of (0.3375%)	3 Month USD LIBOR	EUR 1,209	1/16/2023	Quarterly	—	(1,454)	1
						$—	$(1,871)	$1

(a)
Security may be an obligation of one or more entities affiliated with the named company.

(b)
Denominated in U.S. dollars unless otherwise noted.

See notes to unaudited financial statements.

FS Credit Income Fund
Unaudited Schedule of Investments (continued)
As of April 30, 2018
(in thousands, except share amounts)

(c)
Fair value is determined by the board of trustees of the Fund. See Note 2 for information on the Fund’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies.

(d)
Certain variable rate securities in the Fund’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of April 30, 2018, the three-month London Interbank Offered Rate (“L”) was 2.36%.

(e)
Position or portion thereof unsettled as of April 30, 2018.

(f)
Security or portion thereof is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (“BNP”). Securities may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to terms and conditions governing the prime brokerage facility with BNP. As of April 30, 2018, there were no securities rehypothecated by BNP.

(g)
Restricted security as to resale. As of April 30, 2018, the Fund held 54.5% of its net assets, with a fair value of $11,515, in restricted securities.

(h)
Security was on non-accrual status as of April 30, 2018.

(i)
Rate represents the seven-day yield as of April 30, 2018.

(j)
Security is non-income producing.

(k)
Includes the effect of forward foreign currency exchange contracts and cross-currency basis swap positions.

See notes to unaudited financial statements.

FS Credit Income Fund
Unaudited Statement of Assets and Liabilities
(in thousands, except share and per share data)

April 30, 2018
Assets
Investments, at fair value (amortized cost—$22,586)	$22,723
Foreign currency (cost—$203)	198
Collateral held at broker(1)	195
Receivable for investments sold	1,157
Reimbursement due from sponsor(2)	183
Interest receivable	279
Unrealized appreciation on forward foreign currency exchange contracts	37
Unrealized appreciation on cross-currency basis swaps	1
Swap income receivable	6
Total assets	$24,779
Liabilities
Financing arrangement payable	$2,279
Unrealized depreciation on forward foreign currency exchange contracts	50
Investments sold short, at fair value (proceeds $194)	186
Payable for investments purchased	832
Management fees payable	103
Administrative services expense payable	35
Accounting and administrative fees payable	50
Professional fees payable	36
Interest payable for short sales	2
Other accrued expenses and liabilities	90
Total liabilities	3,663
Net assets	$21,116
Commitments and contingencies ($40)(3)
Composition of net assets
Class I common shares, $0.001 par value, unlimited shares authorized, 1,651,484 shares issued and outstanding	$2
Capital in excess of par value	20,660
Accumulated undistributed net realized gain (loss)(4)	188
Accumulated undistributed net investment income(4)	138
Net unrealized appreciation (depreciation)	128
Net assets	$21,116
Net Asset Value (net assets ÷ shares outstanding)	$12.79

(1)
Represents cash on deposit at broker.

(2)
See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(3)
See Note 11 for a discussion of the Fund’s commitments and contingencies.

(4)
See Note 5 for a discussion of the sources of distributions paid by the Fund.

See notes to unaudited financial statements.

FS Credit Income Fund
Unaudited Statement of Operations
(in thousands)

Six Months Ended April 30, 2018
Investment income
Interest income	$679
Fee income	6
Total investment income	685
Operating expenses
Management fees	214
Administrative services expense	191
Accounting and administrative fees	50
Interest expense	29
Professional fees	157
Trustees’ fees	2
Other general and administrative expenses	111
Total operating expenses	754
Less: Expense reimbursement from sponsor(1)	(508)
Net operating expenses	246
Net investment income	439
Realized and unrealized gain/loss
Net realized gain (loss) on investments	199
Net realized gain (loss) on forward foreign currency exchange contracts	(38)
Net realized gain (loss) on cross-currency basis swaps	14
Net realized gain (loss) on foreign currency	13
Net change in unrealized appreciation (depreciation) on investments	137
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(13)
Net change in unrealized appreciation (depreciation) on cross-currency basis swaps	1
Net change in unrealized appreciation (depreciation) on investments sold short	8
Net change in unrealized gain (loss) on foreign currency	(5)
Total net realized gain (loss) and unrealized appreciation (depreciation)	316
Net increase (decrease) in net assets resulting from operations	$755

(1)
See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to unaudited financial statements.

FS Credit Income Fund
Unaudited Statement of Changes in Net Assets
(in thousands)

Six Months Ended April 30, 2018
Operations
Net investment income	$439
Net realized gain (loss)	188
Net change in unrealized appreciation (depreciation) on investments	137
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(13)
Net change in unrealized appreciation (depreciation) on cross-currency basis swaps	1
Net change in unrealized appreciation (depreciation) on investments sold short	8
Net change in unrealized gain (loss) on foreign currency	(5)
Net increase (decrease) in net assets resulting from operations	755
Shareholder distributions(1)
Distributions from net investment income—Class I	(301)
Net decrease in net assets resulting from shareholder distributions	(301)
Capital share transactions(2)
Issuance of common shares—Class I	20,562
Net increase in net assets resulting from capital share transactions	20,562
Total increase in net assets	21,016
Net assets at beginning of period	100
Net assets at end of period	$21,116
Accumulated undistributed net investment income	$138

(1)
See Note 5 for a discussion of the sources of distributions paid by the Fund.

(2)
See Note 3 for a discussion of the Fund’s common shares transactions.

See notes to unaudited financial statements.

FS Credit Income Fund
Unaudited Statement of Cash Flows
(in thousands)

Six Months Ended April 30, 2018
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$755
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(49,346)
Proceeds from investments sold short	194
Investments in money market fund, net	(76)
Proceeds from sales and repayments of investments	27,029
Net realized (gain) loss on investments	(199)
Net change in unrealized (appreciation) depreciation on investments	(137)
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	13
Net change in unrealized (appreciation) depreciation on cross-currency basis swap	(1)
Net change in unrealized (appreciation) depreciation on investments sold short	(8)
Accretion of discount/amortization of premium	6
(Increase) decrease in collateral held at broker	(195)
(Increase) decrease in receivable for investments sold	(1,157)
(Increase) decrease in reimbursement due from sponsor(1)	(183)
(Increase) decrease in interest receivable	(279)
(Increase) decrease in swap income receivable	(6)
Increase (decrease) in payable for subscriptions received in advance	(19,900)
Increase (decrease) in payable for investments purchased	832
Increase (decrease) in management fees payable	103
Increase (decrease) in administrative services expense payable	35
Increase (decrease) in accounting and administrative fees payable	50
Increase (decrease) in professional fees payable	36
Increase (decrease) in interest payable for short sales	2
Increase (decrease) in other accrued expenses and liabilities	90
Net cash provided by (used in) operating activities	(42,342)
Cash flows from financing activities
Issuance of common shares	20,562
Shareholder distributions	(301)
Borrowings under financing arrangement(2)	3,479
Repayments under financing arrangement(2)	(1,200)
Net cash provided by financing activities	22,540
Total increase (decrease) in cash	(19,802)
Cash at beginning of period	20,000
Cash at end of period	$198

(1)
See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(2)
See Note 9 for a discussion of the Fund’s financing arrangement. During the six months ended April 30, 2018, the Fund paid $29 of interest expense on the financing arrangement.

See notes to unaudited financial statements.

FS Credit Income Fund
Unaudited Financial Highlights—Class I Shares
(in thousands, except share and per share data)

Six Months Ended April 30, 2018
Per Share Data:(1)
Net asset value, beginning of period	$12.50
Results of operations
Net investment income (2)	0.27
Net realized gain (loss) and unrealized appreciation (depreciation)	0.21
Net increase (decrease) in net assets resulting from operations	0.48
Shareholder Distributions:(3)
Distributions from net investment income	(0.19)
Net decrease in net assets resulting from shareholder distributions	(0.19)
Net asset value, end of period	$12.79
Shares outstanding, end of period	1,651,484
Total return(4)(5)	3.81%
Ratio/Supplemental Data:
Net assets, end of period	$21,116
Ratio of net investment income to average net assets(6)(7)	4.34%
Ratio of total expenses to average net assets(6)	7.46%
Ratio of expense reimbursement from sponsor to average net assets(6)	(5.02)%
Ratio of net expenses to average net assets(6)	2.44%
Portfolio turnover rate(5)	120%
Total amount of senior securities outstanding exclusive of treasury securities	$2,279
Asset coverage per unit(8)	10.27

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of Class I common shares outstanding during the six months ended April 30, 2018.

(3)
The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.

(4)
The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the Fund at the Fund’s net asset value per share as of the business day immediately following the distribution payment date. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculation set forth above represents the total return on the Fund’s investment portfolio during the applicable period and does not represent an actual return to shareholders.

(5)
Information presented is not annualized.

(6)
Average daily net assets for the applicable period is used for this calculation. Data for the applicable period is annualized.

(7)
If the sponsor had not reimbursed certain operating expenses, the ratio of net investment income to average net assets during the applicable period presented above would have been (0.68)% for the six months ended April 30, 2018. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)
Asset coverage per unit is the ratio of the carrying value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to unaudited financial statements.

FS Credit Income Fund
Notes to Unaudited Financial Statements
(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization
FS Credit Income Fund (the “Fund”) was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on October 27, 2016 and commenced investment operations on November 1, 2017. Prior to commencing investment operations, the Fund had no operations except for matters relating to its organization and registration as a non-diversified, closed-end management investment company.
The Fund is a continuously offered, non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund offers five classes of shares of beneficial interest—Class A Shares, Class I Shares, Class L Shares, Class M Shares and Class T Shares (as defined below), which are substantially the same except that each class of shares has different sales charges and expenses. The Fund intends to elect to be treated for U.S. federal income tax purposes, and to qualify annually thereafter, as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”).
The Fund’s investment objective is to provide attractive total returns, which will include current income and capital appreciation. Under normal investment conditions, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in debt obligations. The securities acquired by the Fund may include all types of debt and equity obligations and may have varying terms with respect to collateralization, seniority or subordination, purchase price, convertibility, interest payments and maturity. There is no geographical or currency limitation on securities acquired by the Fund. The Fund may purchase debt and equity securities of non-U.S. governments and corporate entities domiciled outside of the U.S., including emerging market issuers.
The investment adviser to the Fund, FS Credit Income Advisor, LLC (“FS Credit Income Advisor”), oversees the management of the Fund’s activities and is responsible for developing investment guidelines with the GoldenTree Sub-Advisor (as defined below) and overseeing investment decisions for the Fund’s portfolio. FS Credit Income Advisor has engaged GoldenTree Asset Management Credit Advisor LLC (the “GoldenTree Sub-Advisor”), a wholly owned subsidiary of GoldenTree Asset Management LP (“GoldenTree”), to act as the Fund’s investment sub-adviser and make investment decisions for the Fund’s portfolio, subject to the oversight of FS Credit Income Advisor.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying unaudited financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Fund’s unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statement as of and for the year ended October 31, 2017 included in the Fund’s certified shareholder report on Form N-CSR. Operating results for the six months ended April 30, 2018 are not necessarily indicative of the results that may be expected for the year ended October 31, 2018. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Fund has evaluated the impact of subsequent events through the date the financial statements were issued.
Use of Estimates: The preparation of the Fund’s unaudited financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the unaudited financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results

FS Credit Income Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.
Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund invests its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with a high credit quality financial institution.
Valuation of Portfolio Investments: The Fund determines the net asset value (“NAV”) of its common shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session. Each Class A share of beneficial interest (“Class A Share”), Class L share of beneficial interest (“Class L Share”) and Class T share of beneficial interest (“Class T Share”) is offered at NAV plus the applicable sales load, while each Class I share of beneficial interest (“Class I Share”) and Class M share of beneficial interest (“Class M Share”) is offered at NAV. The Fund calculates NAV per share on a class-specific basis. The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV of the applicable share class is determined. As such, the NAV of each class of shares may vary if the Fund sells different amounts of shares per class, among other things. The Fund calculates NAV by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.
FS Credit Income Advisor values the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which was developed by the audit committee of the Fund’s board of trustees (“Board”) and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Credit Income Advisor. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”) issued by the Financial Accounting Standards Board, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system (“Exchange-Traded Security”) or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (“OTC Security”).

FS Credit Income Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

For purposes of calculating NAV, the Fund uses the following valuation methods:
•
The market value of each Exchange-Traded Security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•
If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Fund intends to value such investments using quotations obtained from an independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. For investments for which an independent third-party pricing service is unable to obtain quoted prices, the Fund intends to obtain bid and ask prices directly from dealers who make a market in such securities. In all such cases, investments are valued at the mid-point of the average bid and ask prices obtained from such sources.

•
To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund intends to value such investments at fair value as determined in good faith by the Board in accordance with the Fund’s valuation policy. In making such determination, the Board may rely upon valuations obtained from an approved independent third-party valuation firm.

With respect to these investments for which market quotations are not readily available, the Fund will undertake a multi-step fair valuation process each quarter, as described below:
•
The quarterly fair valuation process will begin with FS Credit Income Advisor’s management team reviewing and documenting preliminary valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;

•
FS Credit Income Advisor’s management team will then provide the audit committee of the Board with preliminary valuations for each investment;

•
The preliminary valuations will then be presented to and discussed with the audit committee of the Board; the audit committee of the Board will review the preliminary valuations and FS Credit Income Advisor’s management team, together with any approved independent third-party valuation service, if applicable, will respond to and supplement the preliminary valuations to reflect any comments provided by the audit committee of the Board;

•
Following its review, the audit committee of the Board will approve the fair valuation of the Fund’s investments and will recommend that the Board similarly approve the fair valuation of the Fund’s investments; and

•
The Board will discuss the valuation of the Fund’s investments and will determine the fair value of each such investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Credit Income Advisor, the audit committee of the Board and any approved independent third-party valuation service, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Fund’s unaudited financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s unaudited financial statements. In making its determination of fair value, FS Credit Income Advisor may use any approved independent third-party pricing or valuation services; provided that FS Credit Income Advisor shall not be required to determine fair value in accordance with the valuation provided by any single source, and FS Credit Income Advisor

FS Credit Income Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

shall retain the discretion to use any relevant data, including information obtained from any investment sub-adviser or any approved independent third-party valuation or pricing service, that FS Credit Income Advisor deems to be reliable in determining fair value under the circumstances.
Below is a description of factors that FS Credit Income Advisor, any approved independent third-party valuation service and Board may consider when determining the fair value of the Fund’s investments.
Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.
For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
For equity interests, various factors may be considered in determining fair value, including, but not limited to, multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.
FS Credit Income Advisor, any approved independent third-party valuation service and the Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the companies, the acquisition price of such investment or industry practices in determining fair value. FS Credit Income Advisor, any approved independent third-party valuation service and the Board may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the company relative to comparable firms, as well as such other factors as the Board, in consultation with FS Credit Income Advisor and any approved independent third-party valuation service, if applicable, may consider relevant in assessing fair value.
When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.
Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security, where applicable.
If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by the Board in consultation with FS Credit Income Advisor and any approved independent third-party valuation service, if applicable.

FS Credit Income Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. The aggregate settlement values and notional amounts of the contracts will not be recorded in the statement of assets and liabilities. Fluctuations in the value of the contracts will be recorded in the statement of assets and liabilities as an asset (liability) and in the statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they will be recorded as net realized gain (loss) on forward foreign currency exchange contracts.
Cross-currency basis swaps typically will be valued at their daily prices obtained from an independent third party. The aggregate settlement values and notional amounts of the swaps will not be recorded in the statement of assets and liabilities. Fluctuations in the value of the swaps will be recorded in the statement of assets and liabilities as an asset (liability) and in the statement of operations as unrealized appreciation (depreciation) until the swaps are closed, when they will be recorded as net realized gain (loss) on cross-currency basis swaps.
The Board is solely responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to FS Credit Income Advisor’s management team, and has authorized FS Credit Income Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by the Board. The audit committee of the Board is responsible for overseeing FS Credit Income Advisor’s implementation of the Fund’s valuation process.
Revenue Recognition: Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income and distributions on the ex-date. The Fund does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.
Loan origination fees, original issue discount, and market discount are capitalized and such amounts are amortized as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.
Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

FS Credit Income Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Organization and Offering Costs: Organization costs include, among other things, the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. For the period from October 27, 2016 (Inception) through October 31, 2017, the Fund incurred organization costs of  $128, which were paid by Franklin Square Holdings, L.P. (“FS Investments”), the Fund’s sponsor and an affiliate of FS Credit Income Advisor (see Note 4). The Fund did not incur any organization costs during the six months ended April 30, 2018. FS Investments agreed to assume the Fund’s organization costs and will not seek reimbursement of such costs. Offering costs primarily include marketing expenses, salaries and other direct expenses of FS Credit Income Advisor’s and GoldenTree’s personnel and employees of their affiliates while engaged in registering and marketing the Fund’s common shares. Effective April 6, 2018, FS Investments agreed to assume all of the Fund’s prior and future offering costs and will not seek reimbursement of such costs. For the periods from October 27, 2016 (Inception) through October 31, 2017 and from November 1, 2017 through April 6, 2018, the Fund incurred offering costs of  $934 and $747, respectively, which were paid on its behalf by FS Investments (see Note 4).
Income Taxes: The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify and maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund will also be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s unaudited financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its unaudited statement of operations. During the six months ended April 30, 2018, the Fund did not incur any interest or penalties related to unrecognized tax liabilities.
The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Fund’s financial statements. The Fund’s U.S. federal and state income tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, helps to manage the overall exposure to the currencies in which some of the investments and

FS Credit Income Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

borrowings held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
Cross-currency basis swaps: The Fund enters into cross-currency basis swaps to gain or mitigate exposure on currency risk. Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. Cross-currency basis swaps, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Cross-currency basis swaps involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). When the swap is closed, the Fund records net realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. The entire principal value of a cross-currency basis swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.
Distributions: Distributions to the Fund’s shareholders will be recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund currently intends to authorize, declare and pay ordinary cash distributions on a quarterly basis. Subject to the Board’s discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any.
Note 3. Share Transactions
Below is a summary of transactions with respect to the Fund’s common shares during the six months ended April 30, 2018:
	Shares	Amount
Class I Shares
Gross Proceeds from Offering	1,620,399	$20,265
Reinvestment of Distributions	23,085	297
Gross Proceeds from Issuance of Class I shares	1,643,484	$20,562

Status of Continuous Public Offering
Since commencing its continuous public offering and through June 12, 2018, the Fund sold 1,275 and 7,056,073 of Class A Shares and Class I Shares, respectively, for gross proceeds of $18 and $90,652, respectively, including shares issued pursuant to its distribution reinvestment plan (“DRP”). As of June 12, 2018, the Fund raised total gross proceeds of  $90,770, including $100 of seed capital contributed by Michael C. Forman in June 2017 (see Note 4).
Share Repurchase Program
The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at regular intervals a specified percentage of its outstanding shares at the NAV of the applicable class.

FS Credit Income Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (“Repurchase Request Deadline”). Shares will be repurchased at the respective NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).
The Board, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. Typically, the Repurchase Offer Amount will be 5% of the shares outstanding on the Repurchase Request Deadline. Repurchase offers in excess of this amount will be made solely at the discretion of the Board.
If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.
The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.
During the six months ended April 30, 2018, the Fund did not repurchase any of its common shares in connection with its share repurchase program.
Distribution Plan
The Fund, with respect to its Class L, Class M and Class T Shares, is authorized under a distribution plan to pay to the Fund’s distributor a distribution fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class L, Class M and Class T Shares. The plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees. Under the distribution plan, the Fund pays a distribution fee at an annual rate of up to 0.25% of average daily net assets attributable to the applicable share classes for remittance to financial intermediaries, as compensation for distribution and/or maintenance of shareholder accounts performed by such financial intermediaries for beneficial shareholders of the Fund.

FS Credit Income Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

Shareholder Service Expenses
The Fund has adopted a shareholder services plan with respect to its Class A, Class L and Class T Shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include (i) electronic processing of client orders, (ii) electronic fund transfers between clients and the Fund, (iii) account reconciliations with the Fund’s transfer agent, (iv) facilitation of electronic delivery to clients of Fund documentation, (v) monitoring client accounts for back-up withholding and any other special tax reporting obligations, (vi) maintenance of books and records with respect to the foregoing, (vii) responding to customer inquiries of a general nature regarding the Fund; (viii) responding to customer inquiries and requests regarding Statements of Additional Information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (ix) assisting customers in changing account options, account designations and account addresses, and (x) such other information and liaison services as the Fund or FS Credit Income Advisor may reasonably request. Under the shareholder services plan, the Fund, with respect to Class A, Class L and Class T Shares, may incur expenses on an annual basis up to 0.25% of its average daily net assets attributable to Class A, Class L and Class T Shares, respectively.
Note 4. Related Party Transactions
Compensation of the Investment Adviser, Sub Adviser and their Affiliates
Pursuant to the investment advisory agreement (as amended, “Investment Advisory Agreement”), dated as of September 18, 2017, by and between the Fund and FS Credit Income Advisor, FS Credit Income Advisor is entitled to a management fee in consideration of the advisory services provided by FS Credit Income Advisor to the Fund. FS Credit Income Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of the Fund.
Pursuant to the investment sub-advisory agreement (“Sub-Advisory Agreement”), dated as of September 18, 2017, by and among the Fund, FS Credit Income Advisor and the GoldenTree Sub-Advisor, the GoldenTree Sub-Advisor is entitled to receive a sub-advisory fee (payable out of the Management Fee) equal to 0.775% (on an annualized basis) of the Fund’s average daily gross assets.
The management fee is calculated and payable quarterly in arrears at the annual rate of 1.60% of the Fund’s average daily gross assets during such period. Prior to April 6, 2018, the management fee was 1.75% of the Fund’s average daily gross assets. Subject to the consent of the GoldenTree Sub-Advisor, the management fee may or may not be taken in whole or in part at the discretion of FS Credit Income Advisor. All or any part of the management fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as FS Credit Income Advisor may determine. The management fee for any partial quarter will be appropriately prorated.
Pursuant to an Administration Agreement, dated as of September 18, 2017, entered into between the Fund and FS Credit Income Advisor (as amended, the “Administration Agreement”), the Fund reimburses FS Credit Income Advisor and the GoldenTree Sub-Advisor, as applicable, for their respective actual costs incurred in providing administrative services to the Fund, including FS Credit Income Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments and the GoldenTree Sub-Advisor providing administrative services to the Fund on behalf of FS Credit Income Advisor, subject to the limitations set forth in the Administration Agreement and the New Expense Limitation Agreement (as defined below). Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Credit Income Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing

FS Credit Income Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Credit Income Advisor assists the Fund in calculating its NAV, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Credit Income Advisor is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other methods conforming with GAAP.
The Fund’s Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of the administrative expenses among the Fund and certain affiliates of FS Credit Income Advisor. The Fund’s Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Fund’s Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Fund’s Board, among other things, compares the total amount paid to FS Credit Income Advisor for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse FS Credit Income Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Credit Income Advisor.
Reimbursements of administrative expenses to FS Credit Income Advisor are subject to the terms of the Administration Agreement and the Expense Limitation (as defined below), and the GoldenTree Sub-Advisor has agreed, pursuant to the Sub-Advisory Agreement, to defer amounts owed to it for certain administrative services during periods in which FS Credit Income Advisor is waiving expenses or making payments pursuant to the New Expense Limitation Agreement. Reimbursement of administrative expenses is ultimately subject to the limitations contained in the Administration Agreement and the New Expense Limitation Agreement and FS Credit Income Advisor and the GoldenTree Sub-Advisor have agreed to share such reimbursements pro rata, with priority being given to the then-oldest unreimbursed expenses.
Pursuant to the Administration Agreement, FS Credit Income Advisor will be reimbursed for the administrative services performed by it on behalf of the Fund; provided, however, that (1) such costs are reasonably allocated by FS Credit Income Advisor to the Fund on the basis of assets, revenues, time allocations and/or other method conforming with GAAP; (2) such reimbursement shall be subject to any expense limitation of the Fund in effect at the time at which such reimbursement is otherwise payable; and (3) FS Credit Income Advisor shall not be entitled to reimbursement for any expenses relating to the salaries and direct expenses of administrative personnel paid by FS Credit Income Advisor (and the Fund shall have no obligation to pay any such expenses) to the extent that certain third-party expenses incurred by the Fund, whether directly or indirectly by FS Credit Income Advisor or GoldenTree, in connection with administering the Fund’s business exceed 0.25% of the average net assets attributable to each class of shares.
FS Investments funded the Fund’s offering costs in the amount of  $934 and $747 for the period from October 27, 2016 (Inception) through October 31, 2017 and for the period from November 1, 2017 through April 6, 2018, respectively. Effective April 6, 2018, FS Investments agreed to assume all of the Fund’s prior and future offering costs and will not seek reimbursement of such costs.

FS Credit Income Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table describes the fees and expenses accrued under the Investment Advisory Agreement and the Administration Agreement during the six months ended April 30, 2018:
Related Party	Source Agreement	Description	Amount
FS Credit Income Advisor	Investment Advisory Agreement	Management Fee(1)	$214
FS Credit Income Advisor	Administration Agreement	Administrative Services Expenses(2)	$191

(1)
During the six months ended April 30, 2018, $111 in base management fees were paid to FS Credit Income Advisor. As of April 30, 2018, $103 in base management fees were payable to FS Credit Income Advisor.

(2)
During the six months ended April 30, 2018, $164 of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Fund by FS Credit Income Advisor and the remainder related to other reimbursable expenses. The Fund paid $156 in administrative services expenses to FS Credit Income Advisor during the six months ended April 30, 2018.

Capital Contributions by FS Investments and GoldenTree
In June 2017, pursuant to a private placement, Michael C. Forman, the principal of FS Credit Income Advisor, contributed $100 to purchase approximately 8,000 Class I common shares at $12.50 per share (“Seed Investment”). Mr. Forman has agreed not to tender these common shares for repurchase as long as FS Credit Income Advisor remains the Fund’s investment adviser. FS Investments is controlled by the Fund’s chairman, president and chief executive officer, Michael C. Forman, and FS Investments’ co-founder, David J. Adelman.
In November 2017, FS Investments, GoldenTree and their affiliates collectively purchased $19,900 of Class I Shares. As of June 12, 2018, the Board, individuals and entities affiliated with FS Credit Income Advisor and GoldenTree held approximately $66 million of Class I Shares. FS Investments, GoldenTree, and their respective employees, partners, officers and affiliates therefore may own a significant percentage of the Fund’s outstanding shares for the foreseeable future. This ownership will fluctuate as other investors subscribe for shares in the Fund’s continuous public offering and any other offerings the Fund may determine to conduct in the future, and as the Fund repurchases shares pursuant to its quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that these affiliates will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of shareholders.
Expense Limitation Agreement
Pursuant to the expense limitation agreement (the “2017 Expense Limitation Agreement”), dated as of September 18, 2017, by and between FS Credit Income Advisor and the Fund, FS Credit Income Advisor agreed to pay or absorb, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.00% per annum of the Fund’s average daily net assets attributable to the applicable class of shares for the twelve months beginning October 3, 2017, the date of effectiveness of the Fund’s initial registration statement on Form N-2. The 2017 Expense Limitation Agreement remained in effect until April 5, 2018. For the purpose of the 2017 Expense Limitation Agreement, “ordinary operating expenses” for a class of shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, organization and offering expenses, fees paid to the Fund’s trustees, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses.

FS Credit Income Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

On April 6, 2018, FS Credit Income Advisor and the Fund amended and restated the 2017 Expense Limitation Agreement (as so amended and restated, the “New Expense Limitation Agreement”) under which FS Credit Income Advisor agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of Shares (the “Expense Limitation”). In consideration of FS Credit Income Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay FS Credit Income Advisor in the amount of any Fund expenses paid or waived, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current expense limitation, if any, and the expense limitation that was in effect at the time when FS Credit Income Advisor waived or reimbursed the ordinary operating expenses that are the subject of the repayment, to be exceeded. The New Expense Limitation Agreement will continue indefinitely until terminated by the Board on written notice to FS Credit Income Advisor. The New Expense Limitation Agreement may not be terminated by FS Credit Income Advisor. For the purposes of the New Expense Limitation Agreement, “ordinary operating expenses” for a class of shares shall consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the Securities and Exchange Commission (whether incurred by counsel to the Fund, FS Credit Income Advisor or the GoldenTree Sub-Advisor), administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses and dividend expenses related to short sales); (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses.
The specific amount of expenses waivable and/or payable by FS Credit Income Advisor pursuant to the New Expense Limitation Agreement, if any, is determined at the end of each fiscal quarter. The conditional obligation of the Fund to reimburse FS Credit Income Advisor pursuant to the terms of the New Expense Limitation Agreement shall survive the termination of such agreement for any reason.
During the six months ended April 30, 2018, the Fund accrued $508 of expense reimbursements from the sponsor that FS Investments has agreed to pay, $40 of which pertained to the New Expense Limitation Agreement and $468 of which pertained to the 2017 Expense Limitation Agreement and is not subject to reimbursement by the Fund to FS Investments.
Note 5. Distributions
During the six months ended April 30, 2018, the Fund declared and paid distributions in the amount of  $0.19 per share in the total amount of  $301. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.
Shareholders automatically participate in the Fund’s DRP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. Under the DRP, the Fund’s cash distributions to shareholders are reinvested in full and fractional shares of the same class of shares of the Fund. To the extent that shareholders reinvest their cash distributions, the Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund may be reinvested in additional common shares of the Fund.

FS Credit Income Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table reflects the sources of the cash distributions on a tax basis that the Fund paid on its common shares during the six months ended April 30, 2018:
Source of Distribution	Distribution Amount	Percentage
Net investment income(1)	$301	100%
Short-term capital gains proceeds from the sale of assets	—	—
Return of capital	—	—
Total	$301	100%

(1)
The Fund’s net investment income on a tax basis for the six months ended April 30, 2018 was $415. The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the calendar year based upon the Fund’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of the Fund’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

As of April 30, 2018, the components of accumulated earnings on a tax basis were as follows:
Distributable ordinary income (net investment income and short-term capital gains)	$313
Distributable capital gains (accumulated capital losses)	—
Net unrealized appreciation (depreciation)	141
Total	$454

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $22,589 as of April 30, 2018. Aggregate net unrealized appreciation (depreciation) on a tax basis was $141, which was comprised of gross unrealized appreciation of  $627 and gross unrealized depreciation of  $486, as of April 30, 2018.
Note 6. Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into cross-currency basis swaps and forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies.
Cross-currency basis swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

FS Credit Income Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

Each cross-currency basis swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of cross-currency basis swaps contains the risk that the value of a cross-currency basis swap changes unfavorably due to movements in the value of the referenced foreign currencies.
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.
Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.
The Fund may enter into swap contracts containing provisions allowing the counterparty to terminate the contract under certain conditions, including, but not limited to, a decline in the Fund’s NAV below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the writer to sell (if the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) whose primary underlying risk exposure is credit risk as of April 30, 2018 was as follows:
Fair Value
	Asset Derivative	Liability Derivative
Forward foreign currency exchange contracts	$37(1)	$50(2)
Cross-currency basis swap contracts	$1(3)	—

(1)
Unaudited statement of assets and liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

(2)
Unaudited statement of assets and liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

(3)
Unaudited statement of assets and liabilities location: Unrealized appreciation on cross-currency basis swaps.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported on a gross basis on its unaudited statement of assets and liabilities, are presented in the table above.

FS Credit Income Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of April 30, 2018:
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
BNP Paribas Securities Co.	$11	—	—	—	$11
JPMorgan Chase Bank, N.A.	$27	—	—	—	$27
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
BNP Paribas Securities Co.	$31	—	—	—	$31
JPMorgan Chase Bank, N.A.	$19	—	—	—	$19

(1)
In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)
Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

(3)
Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty in the event of default.

The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s unaudited statement of operations whose primary underlying risk exposure is credit risk for the six months ended April 30, 2018 was as follows:
	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward foreign currency exchange contracts	$(38)(1)	$(13)(2)
Cross-currency basis swaps	$14(3)	$1(4)

(1)
Unaudited statement of operations location: Net realized gain (loss) on forward foreign currency exchange contracts.

(2)
Unaudited statement of operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

(3)
Unaudited statement of operations location: Net realized gain (loss) on cross-currency basis swaps.

(4)
Unaudited statement of operations location: Net change in unrealized appreciation (depreciation) on cross-currency basis swaps.

The average notional amounts of cross-currency basis swap contracts and forward foreign currency exchange contracts outstanding during the six months ended April 30, 2018, which are indicative of the volumes of these derivative types, were $6,111 and $3,428, respectively.

FS Credit Income Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Investment Portfolio
The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of April 30, 2018:
	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$1,403	$1,446	6%
Senior Secured Loans—Second Lien	1,043	1,063	5%
Senior Secured Bonds	5,066	5,188	23%
Unsecured Bonds	7,538	7,282	32%
CLO/Structured Credit	5,382	5,476	24%
Emerging Markets Debt	2,078	2,192	10%
Short-Term Investments	76	76	0%
Total Investments	$22,586	$22,723	100%
Investments Sold Short	$(194)	$(186)

(1)
Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.
As of April 30, 2018, the Fund did not “control” any of its portfolio companies and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.
The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of April 30, 2018:
Industry Classification	Fair Value	Percentage of Portfolio
USD CLO	$2,559	11%
Media Entertainment	2,128	9%
Chemicals	2,126	9%
EUR CLO	1,503	7%
USD CDO	1,414	6%
Local Authority	1,211	5%
Transportation	1,151	5%
Oil & Gas	1,079	5%
Oil & Gas Services	1,002	4%
Wirelines	981	4%
Healthcare-Services	832	4%
Telecommunications	765	3%
Household Products	613	3%
Metals and Mining	576	3%
Internet	447	2%
Healthcare	438	2%
Retail	432	2%
Pipelines	382	2%

FS Credit Income Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

Industry Classification	Fair Value	Percentage of Portfolio
Coal	339	2%
Insurance	299	1%
Other Industrial	294	1%
Pharmaceuticals	288	1%
Distribution/Wholesale	278	1%
Electric	238	1%
Independent Oil & Gas	214	1%
Holding Companies-Diversified	210	1%
Healthcare-Products	209	1%
Life Insurance	194	1%
Municipal	159	1%
Retailers	139	1%
Engineering & Construction	118	1%
Mining	29	<1%
Short-Term Investments	76	<1%
Total	$22,723	100%

Purchases and sales of securities during the six months ended April 30, 2018, other than short-term securities and U.S. government obligations, were $49,346 and $27,029, respectively.
Note 8. Fair Value of Financial Instruments
Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:
Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.
Level 3: Inputs that are unobservable for an asset or liability.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

FS Credit Income Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

As of April 30, 2018, the Fund’s investments were categorized as follows in the fair value hierarchy:
Valuation Inputs	Amount
Level 1—Price quotations in active markets	$—
Level 2—Significant other observable inputs	22,723
Level 3—Significant unobservable inputs	—
Total	$22,723

As of April 30, 2018, the Fund’s forward foreign currency exchange contracts, cross-currency basis swaps and investments sold short were categorized as follows in the fair value hierarchy:
Valuation Inputs	Asset	Liability
Level 1—Price quotations in active markets	$—	$—
Level 2—Significant other observable inputs	38	236
Level 3—Significant unobservable inputs	—	—
Total	$38	$236

The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Fund values its investments, forward foreign currency exchange contracts and cross-currency basis swaps by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which are provided by an independent third-party pricing service approved by the Board and screened for validity by such service. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements. Debt investments for which broker quotes are not available are valued by an independent third-party valuation firm approved by the Board, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described above, all of the Fund’s equity/other investments are also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value.
The Fund periodically benchmarks the bid and ask prices it receives from the independent third-party pricing service and/or dealers, as applicable, and valuations received from the independent third-party valuation service against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. The Fund may also use other methods, including the use of an independent third-party valuation service approved by the Board, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through independent third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Fund will periodically benchmark the valuations provided by the independent third-party valuation service against the actual prices at which the Fund purchases and sells its investments. The Fund’s audit committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation policy.

FS Credit Income Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangement
The following table presents summary information with respect to the Fund’s outstanding financing arrangement as of April 30, 2018:
Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility	Revolving Prime Brokerage	L+1.00%	$2,279	$6,139	October 26, 2018(1)

(1)
As described below, the BNP Facility generally is terminable upon 179 days notice by either party. As of April 30, 2018, neither the Fund nor BNP Paribas had provided notice of its intent to terminate the facility.

BNP Facility
On October 25, 2017, and effective November 1, 2017, the Fund entered into a committed facility arrangement (the “BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (together with its affiliates “BNP Paribas”). The BNP Facility provides for borrowings up to a maximum amount equal to the average outstanding balance over the past ten business days or, if fewer, the number of business days since closing. Borrowings are available in U.S. Dollars (“USD”), Canadian Dollars (“CAD”), Euro (“EUR”), British Pounds (“GBP”), Swiss Francs (“CHF”), Australian Dollars (“AUD”), Japanese Yen (“JPY”), Swedish Kronor (“SEK”), and Danish Kroner (“DKK”). Borrowings under the BNP Facility accrue interest at a rate equal to the London Interbank Offered Rate (“LIBOR”) for a one-month interest period plus 1.00% per annum on USD borrowings, the Canadian Dollar Offered Rate (“CDOR”) for a one-month interest period plus 1.00% per annum on CAD borrowings, the British Pound Sterling London Interbank Offered Rate (“GBP LIBOR”) for a one-month interest period plus 1.00% per annum on GBP borrowings, the Swiss Franc London Interbank Offered Rate (“CHF LIBOR”) for a one-month interest period plus 1.00% per annum on CHF borrowings, the Bank Bill Swap Reference Rate (“BBSW”) for a one-month interest period plus 1.00% per annum on AUD borrowings, the Japanese Yen London Interbank Offered Rate (“JPY LIBOR”) for a one-month interest period plus 1.00% per annum on JPY borrowings, the Stockholm Interbank Offered Rate (“STIBOR”) for a one-month interest period plus 1.00% per annum on SEK borrowings, or the Copenhagen Interbank Offered Rate (“CIBOR”) for a one-month interest period plus 1.00% per annum on DKK borrowings. Interest is payable monthly in arrears. The Fund may terminate the facility at any time. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNP Paribas is required to provide the Fund with 179 days’ notice prior to terminating or materially amending the BNP Facility. BNP Paribas has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch IBCA, Inc. during the term of the BNP Facility. Upon any such termination, BNP Paribas is required to pay the Fund a fee equal to 1.00% of the maximum amount of financing available on the termination date.
In connection with the BNP Facility, the Fund has made certain representations and warranties and is required to comply with various covenants and reporting requirements customary for facilities of this type. The BNP Facility agreements contain the following events of default and termination events, among others: (a) the occurrence of a default or similar condition under certain third-party contracts of the Fund; (b) any change in BNP Paribas’ interpretation of applicable law that, in the reasonable opinion of counsel to BNP Paribas, has the effect of impeding or prohibiting the BNP Facility; (c) certain events of insolvency or bankruptcy by the Fund; (d) specified material reductions in the Fund’s NAV; (e) any change in the Fund’s fundamental or material investment policies; and (f) the termination of the Investment Advisory Agreement or if FS Credit Income Advisor otherwise ceases to act as the Fund’s investment adviser and is not immediately replaced by an affiliate or other investment adviser acceptable to BNP Paribas.
The carrying amount outstanding under the BNP Facility approximates its fair value. For the six months ended April 30, 2018, the total interest expense for the BNP Facility was $29.

FS Credit Income Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangement (continued)

For the six months ended April 30, 2018, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the BNP Facility were as follows:
Cash paid for interest expense(1)	$29
Average borrowings(2)	$2,655
Effective interest rate on borrowings	2.91%
Weighted average interest rate	2.70%

(1)
Interest under the BNP Facility is payable quarterly in arrears.

(2)
Average borrowings are calculated for the period since the Fund commenced borrowings thereunder to April 30, 2018.

Under the terms of the BNP Facility, BNP Paribas has the ability to borrow a portion of the pledged collateral, or, collectively, the rehypothecated securities, subject to certain limits, in exchange for paying to the Fund a fee equal to 70% of the difference between the fair market rate (as determined by BNP Paribas) and the overnight Fed Funds rate. The Fund may, in its sole discretion for any valid business reason, designate any security within the pledged collateral as ineligible to be a rehypothecated security, provided there remain securities eligible to be rehypothecated within the segregated custody account in an amount equal to the outstanding borrowings owed by the Fund to BNP Paribas. The Fund may recall any rehypothecated security at any time and BNP Paribas must return such security or an equivalent security within a commercially reasonable period. In the event BNP Paribas does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such rehypothecated securities against any outstanding borrowings owed to BNP Paribas under the facility. Rehypothecated securities are marked-to-market daily and if the value of all rehypothecated securities exceeds 100% of the outstanding borrowings owed by the Fund under the BNP Facility, BNP Paribas may either reduce the amount of rehypothecated securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. The Fund will continue to receive interest and the scheduled repayment of principal balances on rehypothecated securities. For the six months ended April 30, 2018, the Fund did not receive any fees from BNP Paribas for securities that had been rehypothecated pursuant to the BNP Facility. As of April 30, 2018, there were no securities rehypothecated by BNP Paribas.
Note 10. Concentration of Risk
Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.
Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.
Although the Fund may invest in investments that FS Credit Income Advisor and GoldenTree believe are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to

FS Credit Income Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.
Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers (“non-U.S. securities”), involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.
Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and

FS Credit Income Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.
Note 11. Commitments and Contingencies
The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Credit Income Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.
The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Fund does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.
See Note 4 for a discussion of the Fund’s commitments to FS Credit Income Advisor, GoldenTree and their respective affiliates (including FS Investments).

Supplemental Information (Unaudited)
Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure
The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.
Form N-Q Filings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.
Proxy Voting Policies and Procedures
The Fund has delegated its proxy voting responsibility to FS Credit Income Advisor, the Fund’s investment adviser. FS Credit Income Advisor has delegated proxy voting responsibility to the GoldenTree Sub-Advisor. The GoldenTree Sub-Advisor, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities and other investments in which the GoldenTree Sub-Advisor’s assets may be invested from time to time, and shall not be required to seek or take instructions from, FS Credit Income Advisor or the Fund. Shareholders may obtain a copy of the GoldenTree Sub-Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record
Information regarding how the GoldenTree Sub-Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 will be available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Credit Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Board of Trustees’ Considerations in Approving the Investment Advisory Agreement and Investment Sub-Advisory Agreement
At a meeting of the Board held on September 18, 2017 (the “Meeting”), the Board, including all of those trustees of the Fund who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, FS Credit Income Advisor or the GoldenTree Sub-Advisor (“Independent Trustees”), considered and approved: (1) the Fund’s investment advisory agreement (“Investment Advisory Agreement”) between the Fund and FS Credit Income Advisor; and (2) the investment sub-advisory agreement among the Fund, FS Credit Income Advisor and the GoldenTree Sub-Advisor (“Sub-Advisory Agreement” and, together with the Investment Advisory Agreement, the “Advisory Agreements”).
In connection with its consideration of the Advisory Agreements, the Board considered information provided by FS Credit Income Advisor and the GoldenTree Sub-Advisor specifically in relation to the consideration of the initial approval of the Advisory Agreements in response to requests of the Independent Trustees and their independent legal counsel. The Board considered a range of materials and information regarding the nature, extent and quality of services to be provided by FS Credit Income Advisor and the GoldenTree Sub-Advisor; the investment performance of an affiliate of the GoldenTree Sub-Advisor; the anticipated fees and expenses of the Fund compared to those of other registered investment companies that FS Credit Income Advisor believed were relatively comparable to the Fund in terms of structure, investment objectives, portfolio mix and/or other similar criteria; the possibility of economies of scale that could be passed on to the Fund; and the profitability of FS Credit Income Advisor related to its proposed services to the Fund. The Board also considered information related to potential ancillary benefits that may be enjoyed by FS Credit Income Advisor and the GoldenTree Sub-Advisor (and their affiliates) as a result of their relationships with the Fund.
In addition to evaluating, among other things, the written information provided by FS Credit Income Advisor and the GoldenTree Sub-Advisor, the Board also considered the presentations from FS Credit Income Advisor and the GoldenTree Sub-Advisor on the services proposed to be provided to the Fund and the answers to questions posed by the Board to representatives of FS Credit Income Advisor and the GoldenTree Sub-Advisor. The Independent Trustees also met separately in an executive session with their independent legal counsel to review and consider the information provided regarding the Advisory Agreements.
Based on their review, the Board and the Independent Trustees determined to approve each of the Investment Advisory Agreement and the Sub-Advisory Agreement. In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.
Nature, Extent and Quality of Services
In evaluating the nature, extent and quality of the services to be provided by FS Credit Income Advisor and the GoldenTree Sub-Advisor, the Board reviewed information describing the financial strength, experience, resources, compliance programs, and key personnel of FS Credit Income Advisor and the GoldenTree Sub-Advisor (and their affiliates), including the personnel who would provide investment management services to the Fund. With respect to FS Credit Income Advisor, the Board recognized the significant anticipated investment of time, capital and human resources to be provided by FS Credit Income Advisor and its affiliates and FS Credit Income Advisor’s proposed role in, among other things, setting investment guidelines for the Fund’s portfolio and determining the composition and allocation of the Fund’s portfolio, the nature and timing of changes to the portfolio and the manner of implementing such changes.
The Board then considered FS Credit Income Advisor’s proposed role in the management of the Fund’s assets, including the anticipated oversight and supervision of the GoldenTree Sub-Advisor to ensure that it meets its obligations under the Sub-Advisory Agreement. The Board also noted FS Credit Income Advisor’s description of its procedures to provide ongoing oversight of the GoldenTree Sub-Advisor’s performance and compliance with the Fund’s compliance procedures, investment objectives, policies and restrictions. The Board noted the administrative services FS Credit Income Advisor will provide to the Fund, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services. With respect to the GoldenTree Sub-Advisor, the Board considered, among other things, its proposed role in sourcing, vetting and executing investment decisions on behalf of the Fund, the personnel proposed to perform such services, its organizational capability, financial strength and compliance functions and its demonstrated success in the industry.
The Board and the Independent Trustees determined that they were satisfied with the nature, quality and extent of the services to be provided to the Fund by each of FS Credit Income Advisor and the GoldenTree Sub-Advisor, the expertise and capabilities of FS Credit Income Advisor’s and the GoldenTree Sub-Advisor’s personnel, FS Credit Income Advisor’s anticipated collaboration with and oversight of the GoldenTree Sub-Advisor and FS Credit Income Advisor’s and the GoldenTree Sub-Advisor’s (or their affiliates, as applicable) financial strength and proposed efforts to develop and allocate resources necessary to manage the Fund’s portfolio.
Review of Investment Performance of Affiliates
The Board and the Independent Trustees noted that, because the Fund is new, it had no investment performance to consider. The Board reviewed the experience of FS Credit Income Advisor’s and the GoldenTree Sub-Advisor’s personnel including the experience of FS Credit Income Advisor’s personnel in managing continuously-offered closed-end funds and other types of funds within the framework of the

1940 Act. In addition, the Board reviewed the performance of an account managed by an affiliate of the GoldenTree Sub-Advisor with comparable investment objectives and risks to the Fund. The Board and the Independent Trustees determined that they were generally satisfied with the investment experience of the personnel of FS Credit Income Advisor and the GoldenTree Sub-Advisor.
Costs of Services to be Provided and Anticipated Profits
The Board then considered FS Credit Income Advisor’s management fee and each share class’ upfront and ongoing costs, and a projected net expense ratio of the Fund (as a percentage of average net assets) for its first year of operations. The Board also considered FS Credit Income Advisor’s management fee and net expense ratios as compared to a group of investment companies that FS Credit Income Advisor believed to be relatively comparable to the Fund (the “Comparable Companies”). The Board acknowledged FS Credit Income Advisor’s and its affiliates’ proposed financial support of the Fund through the potential provision of fee waivers, expense reimbursements, including expense reimbursements for organizational and operating costs, and additional support payments pursuant to an expense limitation agreement by and between the Fund and FS Credit Income Advisor. With respect to the Fund’s net expense ratios, the Board considered the expense ratios compared to the Comparable Companies and FS Credit Income Advisor’s explanation as to the comparability of the expenses.
The Board then reviewed the estimated profitability information provided by FS Credit Income Advisor and the GoldenTree Sub-Advisor and FS Credit Income Advisor’s methodology for determining profitability. The profitability data included detail on projections related to capital raise and overall anticipated future profitability of the relationship between the Fund and FS Credit Income Advisor.
The Board determined that, based on the information reviewed, FS Credit Income Advisor’s proposed management fees are reasonable in relation to the services to be rendered and within the range of what would have been negotiated at arm’s length in similar circumstances. With respect to the approval of the Sub-Advisory Agreement, the Board determined that it was satisfied with the level of anticipated fees to be paid by FS Credit Income Advisor to the GoldenTree Sub-Advisor given the quality and extent of services to be provided and that the GoldenTree Sub-Advisor’s anticipated fees are reasonable in relation to the services to be rendered.
Economies of Scale
The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the Fund’s fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board considered the fact that the Fund is new and that such economies may be less likely to be significant given the Fund’s structure and business model.
Other Benefits
The Board considered other benefits that may accrue to FS Credit Income Advisor, the GoldenTree Sub-Advisor and their affiliates from their relationships with the Fund, including that FS Credit Income Advisor and the GoldenTree Sub-Advisor may potentially benefit from their relationship with the Fund in the sense that the success of the Fund could attract other business to FS Credit Income Advisor and the GoldenTree Sub-Advisor.
Overall Conclusions
Based on all of the information considered and the conclusions reached, the Board, including all of the Independent Trustees, determined that the terms of the Advisory Agreements were fair and reasonable and determined to approve the Investment Advisory Agreement and the Sub-Advisory Agreement for an initial two year period.

Item 2.   Code of Ethics.
Not applicable to this semi-annual report on Form N-CSR.
Item 3.   Audit Committee Financial Expert.
Not applicable to this semi-annual report on Form N-CSR.
Item 4.   Principal Accountant Fees and Services.
Not applicable to this semi-annual report on Form N-CSR.
Item 5.   Audit Committee of Listed Registrants.
Not applicable to this semi-annual report on Form N-CSR.
Item 6.   Investments.
(a)
The Fund’s unaudited schedule of investments as of April 30, 2018 is included as part of the Semi-Annual Report included in Item 1 of this semi-annual report on Form N-CSR.

(b)
Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to this semi-annual report on Form N-CSR.
Item 8.   Portfolio Managers of Closed-End Management Investment Companies.
(a)
Not applicable to this semi-annual report on Form N-CSR.

(b)
As of the date of filing of this semi-annual report on Form N-CSR, there has been no change in any of the portfolio managers.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases were made by or on behalf of the Fund during the period covered by this semi-annual report on Form N-CSR.
Item 10.   Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Fund’s board of trustees during the period covered by this semi-annual report on Form N-CSR.
Item 11.   Controls and Procedures.
(a)
The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this semi-annual report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this semi-annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)
There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this semi-annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)
Not applicable to this semi-annual report on Form N-CSR.

(b)
Not applicable to this semi-annual report on Form N-CSR.

Item 13.   Exhibits.
(a)(1)	Not applicable to this semi-annual report on Form N-CSR.
(a)(2)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
FS Credit Income Fund
By: /s/ Michael C. Forman Michael C. Forman President and Chief Executive Officer Date: June 26, 2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Michael C. Forman Michael C. Forman President and Chief Executive Officer (Principal Executive Officer) Date: June 26, 2018
By: /s/ Edward T. Gallivan, Jr. Edward T. Gallivan, Jr. Chief Financial Officer (Principal Financial Officer) Date: June 26, 2018